YEAR ENDED JUNE 30, 2001

TO: SHAREHOLDERS OF SENBANC FUND

For the fiscal year ending June 30, 2001, your fund's total return was 41.6%(1). For the six months ended June 30, 2001, your fund's total return was 16.0%(1). For the quarter ended June 30, 2001, your fund's total return was 10.8%(1). At the end of June, just over $19.4 million was invested among 34 bank stocks, and cash equivalents represented 19.3% of your fund's $25.5 million of gross assets.

For the twelve months ending June 30, 2001, Senbanc Fund outperformed the S&P 500 Index by 56.4 percentage points.

All these performance numbers are certainly gratifying, but we must caution against the likelihood of 41% annual gains in the future. The Nasdaq Bank Index, the best performer of our comparative groups, rose 40.8% over the last twelve months, so for this particular period against this particular unmanaged index our results were not stellar. But this cautionary note actually serves to demonstrate the strengths of your fund. The Nasdaq Bank Index recorded its low for 2000 on March 13 and rose 44.3% through the end of that year; we do not expect a repeat of this record performance in the foreseeable future, but Senbanc Fund matched this singular event. At the other end of the scale, we would draw your attention to more mundane, but more appropriate, comparisons because we believe they are more indicative of the nature of your fund's investment style. For calendar year ended December 31, 2000, Senbanc Fund's total return was 16.5%(1), versus 14.7% for the Nasdaq Bank Index, 14.3% for the S&P Bank Index, and (9.1)% for the S&P 500 Index. In the first half of 2001, Senbanc Fund's total return was 16.0%(1), versus 8.7% for the Nasdaq Bank Index, 1.9% for the S&P Bank Index, and (7.3)% for the S&P 500 Index.

Senbanc Fund comparisons: We compare Senbanc Fund performance with these separate groups:

Major Indices:   S&P 500 Index (.SPX)
Bank Indices:    Nasdaq Bank Index (BANK)
                 S&P Bank Index (.BIX)

Senbanc Fund is a managed fund, and these are unmanaged indexes.

We attribute the positive relative performance of Senbanc Fund to the disciplined nature of its investment process. We believe a portfolio of what we calculate to be undervalued bank stocks has limited downside risk compared with the general bank population, and has enabled your fund to participate in a period of rising prices for bank stocks. Despite a strong recovery for banks over the last twelve months, valuations for banks are still low, in our opinion, and the average valuation for your fund's portfolio is at a deep discount to the general bank stock population.

(1) Rates of return exclude maximum sales charge of 2.25%. If reflected, the charge would have reduced the performance of the fund. For further information about the fund's performance, please refer to the chart and accompanying disclosure on page two.

As a stimulus to business activity, lower interest rates are a benefit to well-run banks adept at retaining a strong interest rate spread. Such banks reveal themselves through consistent performance and profitability over time, and these are the characteristics that dominate the banks in your fund's portfolio. This positive fiscal environment should continue to benefit value investing. Your fund should continue to benefit from these external events, from continued growth in the intrinsic value of positions held, and from more efficient valuation of the existing portfolio as the average holding period matures.

                                           Yours very truly,

                                           /s/ James M. ROGERS
                                           -------------------
                                           JAMES M. ROGERS
                                           President, Hilliard Lyons Research
                                           Trust

                   SENBANC FUND GROWTH OF $10,000 INVESTMENT*

                               [PERFORMANCE GRAPH]

                AVERAGE ANNUAL RETURNS
                            1 Year    Since Inception*
                            ------    ----------------
Senbanc Fund (N.A.V.)*       41.6%          11.6%
Senbanc Fund (Load)*         38.4%          10.4%
Nasdaq Bank Index**          40.8%           6.3%
S&P Bank Index**             29.4%          (3.8)%
S&P 500 Index**             (14.8)%         (4.8)%

* Past performance is no guarantee of future results. The Senbanc Fund (Load and N.A.V.) returns assume reinvestment of all distributions. The Senbanc Fund (Load) return reflects the maximum sales charge of 2.25%. An expense limitation was in place for the Fund for the periods presented. Performance would have been lower absent the expense limitation.

   The Fund may have invested in stocks that have experienced significant gains; there is no guarantee that these gains will continue. As a non-diversified Fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance.

   The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

** The Nasdaq Bank Index is an unmanaged index of unlisted banks. The S&P Bank
   Index is an unmanaged index of 31 of the largest U.S. Banks. The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends but, unlike the Senbanc Fund, do not include any expenses associated with operating a mutual fund.

                                  SENBANC FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001

COMMON STOCK -- 77.1%
--------------------------------------------------------------------------------------------
                                                                                   Market
  Shares                      Description                                          Value
  ------                      -----------                                          ------
            SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 77.1%
            --------------------------------------------------------------------------------
    85,700  ABC Bancorp.....................................                    $   955,555
    31,300  Alabama National Bancorp........................                      1,015,685
    63,349  American West Bancorp*..........................                        693,355
       500  AmeriServ Financial, Inc. ......................                          2,575
    23,250  Area Bancshares Corp. ..........................                        383,625
    33,300  Bank One Corp. .................................                      1,192,140
    70,820  Capital Corp of the West*.......................                      1,029,723
    23,800  Cathay Bancorp, Inc. ...........................                      1,301,622
     7,300  CB Bancshares, Inc. (HI)........................                        257,325
     6,200  Corus Bankshares, Inc. .........................                        373,550
    24,800  First Bancorp (NC)..............................                        610,824
     3,200  First Banks America, Inc.*......................                         76,480
     4,625  First Financial Bankshares, Inc. ...............                        143,375
     9,200  First of Long Island Corp. .....................                        371,220
    27,500  First Union Corp. ..............................                        960,850
     9,600  GBC Bancorp (CA)................................                        274,080
    69,400  Granite State Bankshares, Inc. .................                      1,596,200
    18,400  Indiana United Bancorp..........................                        303,600
    14,900  KeyCorp.........................................                        388,145
    41,800  Merchants Bancshares, Inc. .....................                      1,285,350
    15,200  Peoples Bancorp of North Carolina...............                        243,960
    13,000  Princeton National Bancorp, Inc. ...............                        223,470
    38,000  Progress Financial Corp. .......................                        302,100
    28,600  Regions Financial Corp. ........................                        915,200
    69,200  Republic First Bancorp, Inc.*...................                        361,916
    10,800  Silicon Valley Bancshares*......................                        237,600
    13,400  Southern Financial Bancorp, Inc. ...............                        338,350
    21,773  State Bancorp, Inc. ............................                        378,847
    20,000  Sterling Bancorp (NY)...........................                        612,000
     5,300  Suffolk Bancorp.................................                        237,546
    20,200  Summit Bancshares, Inc. (TX)....................                        380,164
    10,800  Tompkins Trustco, Inc. .........................                        426,600
    18,800  TriCo Bancshares................................                        315,840
    37,900  UnionBanCal Corp. ..............................                      1,277,229
                                                                                -----------
            TOTAL COMMON STOCK (COST $16,627,417)...........                     19,466,101
                                                                                -----------

                                  SENBANC FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2001

                                                                                              Market
Principal                       Description                                                   Value
---------                       -----------                                                   ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.3%
-------------------------------------------------------------------------------------------------------
$4,865,000  Federal Home Loan Bank Discount Note, 3.94%,
            07/02/01...........................................                            $ 4,864,468
                                                                                           -----------
            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (COST $4,864,468)...............................                              4,864,468
                                                                                           -----------
            TOTAL INVESTMENTS -- 96.4%
               (COST $21,491,885)..............................                             24,330,569
            OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.6%......                                910,671
                                                                                           -----------
            NET ASSETS -- 100.0%...............................                            $25,241,240
                                                                                           ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                                  SENBANC FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001

ASSETS:

Investment in securities, at market value
  (cost $21,491,885)........................................  $24,330,569
Cash........................................................        1,900
Receivable for:
   Investment securities sold...............................      868,477
   Dividends and interest...................................       91,078
   Capital shares sold......................................      140,278
   Reimbursement from Advisor...............................       22,589
Other assets................................................       16,837
                                                              -----------
       Total Assets.........................................   25,471,728
                                                              -----------
LIABILITIES:
Payable for:
   Capital shares redeemed..................................        5,130
   Investment securities purchased..........................      107,220
   Accrued expenses.........................................      118,138
                                                              -----------
       Total Liabilities....................................      230,488
                                                              -----------
NET ASSETS..................................................  $25,241,240
                                                              ===========
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $20,754,688
Undistributed net investment income.........................      245,536
Accumulated net realized gain on investments................    1,402,332
Net unrealized appreciation on investments..................    2,838,684
                                                              -----------
NET ASSETS FOR 2,093,992 SHARES OUTSTANDING.................  $25,241,240
                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($25,241,240/2,093,992 outstanding shares of beneficial
  interest, $0.01 par value, unlimited shares authorized)...  $     12.05
                                                              ===========
Maximum offering price per share ( 100/97.75 of $12.05 )....  $     12.33
                                                              ===========

                       See notes to financial statements.

                                  SENBANC FUND
                            STATEMENT OF OPERATIONS

                                                              For the Fiscal
                                                                Year Ended
                                                                 June 30,
                                                                   2001
                                                              --------------
INVESTMENT INCOME
     Dividends..............................................    $  556,941
     Interest...............................................       167,008
                                                                ----------
          Total income......................................       723,949
                                                                ----------

EXPENSES
     Advisory fee...........................................       124,497
     12b-1 fee..............................................       116,326
     Accounting/Administrative fee..........................        99,997
     Transfer agent fee.....................................        43,535
     Custodian fees.........................................        24,531
     Professional fees......................................        67,404
     Shareholder reports....................................        26,114
     Registration fees......................................         9,048
     Trustees' fees.........................................        36,624
     Miscellaneous..........................................        21,953
                                                                ----------
          Total expenses....................................       570,029
               Expenses reimbursed and fees waived..........      (206,913)
                                                                ----------
          Net expenses......................................       363,116
                                                                ----------
NET INVESTMENT INCOME.......................................       360,833
                                                                ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

     Net realized gain on investments.......................     1,402,325
     Net change in unrealized appreciation/depreciation of
      investments...........................................     5,361,195
                                                                ----------
     Net realized and unrealized gain on investments........     6,763,520
                                                                ----------
     Net increase in net assets resulting from operations...    $7,124,353
                                                                ==========

                       See notes to financial statements.

                                  SENBANC FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 For the      For the Period
                                                               Fiscal Year    July 8, 1999*
                                                                  Ended          through
                                                              June 30, 2001   June 30, 2000
                                                              -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
     Net investment income..................................   $   360,833     $   306,041
     Net realized gain on investments.......................     1,402,325         143,592
     Net change in unrealized appreciation/depreciation of
      investments...........................................     5,361,195      (2,522,511)
                                                               -----------     -----------
          Net increase (decrease) in net assets resulting
            from operations.................................     7,124,353      (2,072,878)
                                                               -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income..................................      (115,297)       (306,041)
     Net realized gain......................................      (143,585)             --
                                                               -----------     -----------
          Total distributions...............................      (258,882)       (306,041)
                                                               -----------     -----------

FROM SHARE TRANSACTIONS(A):
     Proceeds from shares sold..............................     4,246,435      20,521,985
     Reinvestment of distributions..........................       240,981         282,122
     Shares redeemed........................................    (2,885,050)     (1,651,785)
                                                               -----------     -----------
          Net increase in net assets from share
            transactions....................................     1,602,366      19,152,322
                                                               -----------     -----------
TOTAL INCREASE IN NET ASSETS................................     8,467,837      16,773,403
                                                               -----------     -----------

NET ASSETS:
     Beginning of period....................................    16,773,403              --
                                                               -----------     -----------
     End of period..........................................   $25,241,240     $16,773,403
                                                               ===========     ===========
     Undistributed net investment income, end of period.....   $   245,536              --
                                                               ===========     ===========

                                                                          Shares
                                                              ------------------------------
(A)CAPITAL SHARE TRANSACTIONS:
     Shares sold............................................       401,727       2,099,150
     Reinvestment of distributions..........................        23,978          31,890
     Shares redeemed........................................      (278,129)       (184,624)
                                                               -----------     -----------
          Net increase in shares............................       147,576       1,946,416
                                                               ===========     ===========

*Commencement of operations

                       See notes to financial statements.

                                  SENBANC FUND
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                               For the Period
                                                              For the Fiscal   July 8, 1999*
                                                                Year Ended        through
                                                              June 30, 2001    June 30, 2000
                                                              --------------   --------------
Net asset value:
  Beginning of period.......................................     $  8.62          $ 10.00
                                                                 -------          -------
Net investment income.......................................        0.18             0.16
Net realized and unrealized gain (loss) on investments......        3.38            (1.38)
                                                                 -------          -------
Total from investment operations............................        3.56            (1.22)
                                                                 -------          -------
Less distributions from:
Net investment income.......................................       (0.06)           (0.16)
Realized gains on investments...............................       (0.07)              --
                                                                 -------          -------
Total distributions.........................................       (0.13)           (0.16)
                                                                 -------          -------
Net asset value:
  End of period.............................................     $ 12.05          $  8.62
                                                                 =======          =======
Total Investment Return (excludes sales charge).............       41.64%          (12.20)%**

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of expenses to average net assets, including
  waivers...................................................        1.75%            1.75%***
Ratio of expenses to average net assets, excluding
  waivers...................................................        2.75%            2.75%***
Ratio of net investment income to average net assets,
  including waivers.........................................        1.74%            1.98%***
Ratio of net investment income to average net assets,
  excluding waivers.........................................        0.74%            0.98%***
Portfolio turnover rate.....................................       43.15%           12.93%**
Net assets, end of period (000s omitted)....................     $25,241          $16,773

*   Commencement of operations
**  Not annualized
*** Annualized

                       See notes to financial statements.

                                  SENBANC FUND
                         NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND

Senbanc Fund (the "Fund") is a series of Hilliard Lyons Research Trust (the "Trust"), a non-diversified, open-ended management investment company organized as a Delaware business trust. The Trust may issue an unlimited number of shares in one or more series or classes as the Board of Trustees may authorize. Currently, the Fund is the only series in operation. The Fund commenced operations on July 8, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund.

SECURITY VALUATION: The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales on any specific day, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith pursuant to procedures adopted by the Board of Trustees.

FEDERAL INCOME TAXES: The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions of net investment income and net realized gains, if any, will be made annually. Additional distributions may be made to the extent necessary. Net investment income and net realized gains to be distributed are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

OTHER: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund uses the specific cost identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                  SENBANC FUND
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

3. PORTFOLIO TRANSACTIONS

During the year ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

                      Purchases.....................................      $7,596,381
                      Sales.........................................       9,373,583

The cost of investments for Federal income tax purposes and financial reporting is the same. At June 30, 2001, the gross unrealized appreciation and depreciation of investments was $3,027,105 and $188,421, respectively, resulting in net unrealized appreciation of $2,838,684.

4. INVESTMENT ADVISORY FEE AND OTHER SERVICES

Hilliard Lyons Research Advisors (the "Advisor"), a division of J.J.B. Hilliard, W.L. Lyons, Inc., provides management and investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Advisor is paid a monthly fee at the annual rate of 0.60% of the Fund's average daily net assets. The Advisor has agreed to waive its advisory fee and reimburse fund expenses in order to limit the total annual operating expenses of the Fund to 1.75% of average daily net assets. During the year ended June 30, 2001, the Advisor waived its fee in the amount of $124,497, and reimbursed the Fund in the amount of $82,416.

PFPC Inc. ("PFPC"), an affiliate of the Advisor, serves as administrator, accounting agent and transfer agent to the Trust pursuant to separate agreements with the Trust.

PFPC Trust Company, an affiliate of the Advisor, serves as Custodian of the assets of the Fund pursuant to a Custody Agreement with the Trust.

J.J.B. Hilliard, W.L. Lyons, Inc. ("Distributor"), an affiliate of the Advisor, manages the Fund's distribution efforts since September 1, 2000. The Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to allow the Fund to reimburse the Distributor for certain expenses incurred in connection with distribution activities. The Trustees have authorized a payment of up to 0.60% of the Fund's average daily net assets annually to reimburse the Distributor for such expenses. Prior to September 1, 2000, Provident Distributors, Inc. served as the Trust's distributor.

For the year ended June 30, 2001, the Distributor earned $9,995 for commissions on sales of the fund's shares.

Certain Trustees and officers of the Trust are also officers or directors of the Advisor. Trustees and officers of the Trust who are "interested persons" of the Trust receive no compensation from the Trust.

5. INDUSTRY CONCENTRATION RISK

Since the Fund's investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries.

                                  SENBANC FUND
                         REPORT OF INDEPENDENT AUDITORS

To the Shareholder and Board of Trustees
Hilliard Lyons Research Trust - Senbanc Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hilliard Lyons Research Trust - Senbanc Fund (the "Fund") as of June 30, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period July 8, 1999 (commencement of operations) through June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Hilliard Lyons Research Trust - Senbanc Fund at June 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period July 8, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernest & Young LLP

Philadelphia, Pennsylvania
August 3, 2001